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                        TRUE NORTH COMMUNICATIONS INC.
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[LETTERHEAD OF TRUE NORTH COMMUNICATIONS INC.]


BRUCE MASON
CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                                           April 21, 1995



To all Shareholders:

In the annual report and proxy statement that you received recently there was reference to matters dealing with the dispute we've been having with our European Joint Venture partner - Publicis.

I'm happy to report that we've just announced reaching an accord with Publicis on negotiations to settle our differences. Effective immediately, both we and Publicis have agreed to suspend all proceedings with regard to the termination of the Alliance agreements and international arbitration.

As part of the accord, both parties have agreed to a binding confidentiality agreement that precludes further public discussion of the matter.

In light of recent direct conversations I've had with Maurice Levy, Chairman of Publicis Communication, I'm now confident that we can find an equitable solution to our dispute that will be satisfactory to both companies. Both we and Publicis are now committed to working closely together to settle all our differences as quickly and amicably as possible so that we can devote our full attention and resources to serving our clients' needs around the globe.

As there are new developments that we can tell you about, I will be sure to keep you posted.


                                         Regards,

                                         [Signature of Bruce Mason]

                                         Bruce Mason